Welcome to the Annual Meeting of Shareholders May 21, 2013 A Trusted Provider for 115 Years

Forward - Looking Statement Certain matters discussed in this presentation are forward - looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. These forward - looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives, estimates or goals are also forward - looking statements that are subject to the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements .

FINANCIAL HIGHLIGHTS Financial Highlights

Overview Incorporated: 1897 Market Cap: ($millions) $308.6 52 - Week Range: $17.48 - $20.06 Average Volume: (3 months) 36,081 Shares Outstanding: (millions) 16.1 Dividend Yield: 3.8% Annualized Dividend: $0.75 Number of Customers: 141,000 Number of Employees: 279

MWC Delaware Public Service Commission New Jersey Board of Public Utilities Pennsylvania Public Utilities Commission Water Quality ▪ USEPA ▪ NJDEP ▪ DNREC ▪ PADEP Securities ▪ NASDAQ ▪ SEC Regulation (Rates)

89% 11% 0% 0% Regulated Services Non-Regulated Services Operating Revenues by Segment MSEX owns and operates regulated water utility and wastewater systems in NJ, DE and PA

Revenues ($Millions) 2008 2009 2010 2011 2012 91.0 91.2 102.7 102.1 110.4

Earnings Per Share 2008 2009 2010 2011 2012 $0.89 $0.72 $0.96 $0.84 $0.90

Net Income ($Millions) 2008 2009 2010 2011 2012 $ 12.2 $ 10.0 $ 14.3 $ 13.4 $ 14.4

33.9 44.7 58.4 82.7 96.3 118.3 133.7 150.2 158.5 166.9 182.5 188.0 205.8 214.2 220.7 235.6 243.4 252.2 264.8 279.9 295 316.5 332.1 346.9 0 100 200 300 400 500 600 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 New Jersey Delaware Utility Plant ($Millions)

Performance ($Millions except per share amounts) Year Ended December 31, 2012 2011 Operating Revenues $ 110.4 $ 102.1 O & M Expenses $ 60.5 $ 56.6 Net Income $ 14.4 $ 13.4 Diluted Earnings per Share $ 0.90 $ 0.84

Rate Activity 2012 State Amount Approved New Jersey - Middlesex $8.1 million July 2012 Delaware - Tidewater $3.9 million June 2012 - TESI $0.6 million June 2012 Pennsylvania - Twin Lakes $0.1 million March 2012

Other Performance Factors x Water Use Trends Customer Demands x Customer Growth Delaware x O & M Costs Labor & Benefits

Performance ($Millions except per share amounts) First Quarter Ended March 31, 2013 2012 Operating Revenues $ 27.0 $ 23.5 O & M Expenses $ 15.4 $ 14.4 Net Income $ 3.2 $ 1.8 Diluted Earnings per Share $ 0.20 $ 0.11

Rate Activity 2013 State Amount Timing New Jersey - Middlesex Base Rate Filing (TBA) Filing Q4 2013 - DSIC Filing $0.3 million Filing Q3/Q4 2013 - PWAC $0.1 million Effective May 2013 - Pinelands Base Rate Filing $0.3 million Eff. March 2013 Delaware - Tidewater DSIC Filing $0.1 million Eff. January 2013 $0.1 million Effective July 2013 - TESI Acquisition Decision Q3 2013

Distribution System Improvement Charge DSIC: A rate mechanism that allows water utilities to recover investment in improvements to their water distribution system between base rate proceedings. NEW JERSEY November 2012 – MSEX filed Foundational Filing with NJBPU February 2013 – Foundational Filing approved by NJBPU DELAWARE DSIC program in place since 2001.

Performance – Changes (in $Millions) Hess Corp. $ 1.6 $ 2.6 Borough of Sayreville $ 0.8 $ 3.0 Post - retirement M edical Plan $(2.6) $(2.6) Interest Savings on Refinancing $(0.9) $(0.9) 2013 2014

Other Infrastructure Needs Technology MWC Renew Program Plant Improvements Distribution System $1.2 $2.6 $4.0 $5.1 $8.9 Construction Program - $21.8 Million

Construction Funding Customer Advances Reinvestment Plan Short Term Loans SRF Loans Net Cash Flows $1.2 $1.6 $3.5 $5.0 $ 10.5 Total Funding - $21.8 Million Construction Funding

▪ November 2012 - Refinanced $57.5 million through the NJEDA ▪ Interest rate - 2.70%/4.35% ▪ Annual Savings - $0.9 million ▪ NPV Savings - $9.2 million ▪ May 2013 - $4.0 million issued through NJSRF Program ▪ Effective interest rate - 1.0% Long - Term Debt

** MSEX, AWR, ARTNA, CWT, CTWS, SJW, YORW COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

DIVIDEND HISTORY $0.25 $0.35 $0.45 $0.55 $0.65 $0.75 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12

FINANCIAL HIGHLIGHTS Operations Highlights

SUPERSTORM SANDY…SUPERSTORM SANDY… The MSEX enterprise is expanding its emergency preparedness plans to anticipate weather events of longer duration, larger areas of impact and increasing frequency.

POST SANDY…RECOVERY AND RESILIENCY PLANNING Middlesex System : Increasing number of generators and exploring diversified fuel usage capabilities Perth Amboy : Rebuilding wastewater system lift stations flooded by the storm Avalon: Rebuilding lift stations and storm water pump stations impacted by the storm Enterprise - wide: Coordinating integration of existing emergency response plans for all companies

Working to Ensure Water Quality During state - wide emergencies, information is shared with the ROIC where members of the NJBPU, State Police and NJDEP are stationed to effect a rapid response to any water quality and operational incidents.

Keeping Customers Informed in Emergencies MWC Customer DIRECTAlert Registration Newspaper/Radio/Television Municipal Reverse 911 Municipal Websites Company Website Service Alerts Update Center Phone Bank Messaging Company Facebook Page Company Twitter Feed

RENEW 2013 Water Main Cleaning and Lining Project • Year 17 of a 25 - Year Upgrade Program • $4.0 million investment to replace water mains, valves and fire hydrants in the City of South Amboy • Clean and line 11,500 linear feet of main • Funded by New Jersey Environmental Infrastructure Trust Loan

Enhancing Service to our Customers Knowing the location of our crews enables field personnel to respond to customer inquiries in a more timely and efficient manner.

New Operations Center in Sussex County will better meet the needs of residents in southern Delaware

Our Strategy, Our People and Our Partners

We earn our reputation as a trusted water provider with every drop of high quality water that we deliver. Our Mission To provide service in the water, wastewater and related fields in a safe, reliable and efficient manner Our Vision To be the preferred choice for individuals, developers and municipalities seeking water, wastewater and related service solutions

▪ Organic, customer and utility infrastructure growth Acquisitions at reasonable prices Regulated and non - regulated businesses and contracts Complementary products and services Invest in regulated utility infrastructure that benefits our customers Recover costs through timely rate filings Focus on geographic diversification Strategy for Building Shareholder Value

Managing Risk Safety Training In 2012 Risk Management Oversight was formally added to the Corporate Governance and Nominating Committee’s responsibilities. Examples: • Strategic Risks • Operational Risks • Financial Risks • Brand & Reputation • Employee Health & Safety

Borough of Avalon, NJ ▪ Utility Service Affiliates operates and manages the Borough’s water, wastewater and storm water collection systems ▪ Work includes day - to - day operations, billing, collections, customer service, emergency response and capital projects funded by Avalon. Sunoco Logistics Partners ▪ We continue to operate the Eagle Point Biological Wastewater Treatment Facility in Westville, NJ ▪ MSEX , through its subsidiary, Utility Service Affiliates, is responsible for daily operation of the industrial wastewater treatment facility . Contract Operations Southampton Township, NJ: 3 - year Sewer Operating Contract adjacent to Pinelands

RIDGEWOOD GREEN LLC PROJECT WITH NATURAL SYSTEMS UTILITIES AND VILLAGE OF RIDGEWOOD, NJ

Turnkey Renewable Energy Services PROJECT STATUS x Ultraviolet system install complete x Solar installations complete x Wastewater treatment plant construction complete x Training of Ridgewood employees in progress x Permits filed and issued x Full production of energy to commence in May 2013 ▪ Middlesex and NSU Ridgewood, LLC, a subsidiary of Natural Systems Utilities, LLC, formed a joint venture Ridgewood Green RME, LLC (Ridgewood Green) which entered into a 20 - year public private partnership with the Village of Ridgewood, NJ ▪ Ridgewood Green will d esign, build, own and operate facilities to optimize production of electricity at Ridgewood’s municipal wastewater treatment plant

HomeServe USA



USA LineCare contracts transferred to HomeServe in August 2011

USA earns a service fee for billing, cash collection and other administrative matters

Home emergency repair plans include: Water Line, Sewer/Septic Line, Water Heater, Plumbing and Drainage

As of January 2013:

- **Active Contracts: 32,000+**
- **Penetration Rate: 32%+**

Former NY Mayor Rudy Giuliani and his team at Giuliani Partners are advising HomeServe on enhancing awareness of the need for water and sewer infrastructure investment and consumer protection nationwide.



MIDDLESEX WATER COMPANY

The Plantations Lagoon at Plantations Community in Sussex County - DE

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Health & Safety Fair Great Adventure Family Day Diversity Luncheon Employee Engagement Special Lunches Show your Team Pride Go Red for Women

Giving Back To the Communities We Serve Education, Outreach & Voluntarism

MSEX co - sponsored the Bowl for Hunger which raised over $19,000 for 31 area food banks. Tidewater donated proceeds from its annual charity golf outing to Delaware Wild Lands. Employees volunteered on MSEX Cares Day at NJ Institute for Disabilities

Investor Education Panelists included: NJ State Legislature, the NJDEP, the U.S. Army Corp of Engineers, the NJ Board of Public Utilities, FEMA, and the Edward J. Bloustein School of Planning and Public Policy at Rutgers, the State University of New Jersey. It’s All Connected: Water, Infrastructure and the Economy Speakers discussed the link between economic stability and growth and environmental quality

Honors and Awards Environmental Achievement Award for the Ridgewood Alternative Energy Project For Support of Women in the Workplace ExecRank Names Doll “Top Small Cap CEO” Edison Municipal Alliance Volunteer Awards NAWC Living Water Award Best Tasting Water Operator of T he Year Dover AFB Honorary Commander Ridgewood Green Honored for Environmental Achievement

NASDAQ STOCK MARKET CLOSING BELL ▪ 115 th Years in Business ▪ 100 Years of Dividend Payments ▪ 40 Years of Consecutive Dividend Increases

The values that have guided our company for over a century are stronger than ever… ▪ Integrity ▪ A Strong Customer Focus ▪ Continual Improvement ▪ Teamwork ▪ Social Responsibility ▪ A Result - Driven Work Ethic Field work circa 1910 Field work circa 2013

▪ Honest and ethical problem solver ▪ Comprehensive suite of services ▪ Stable residential/commercial customer base ▪ Strong Financial Record/Balance Sheet ▪ Solid Debt Ratings (S&P A - ) Stable ▪ Successful access to capital markets ▪ Supportive Regulatory Environment ▪ Established reputation for operational excellence ▪ Socially Responsible and focused on sustainability ▪ Focused on building and leveraging partnerships ▪ Well positioned for growth in NJ, DE and beyond INVESTMENT CONSIDERATIONS

QUESTIONS These slides will be archived on the Investor Relations section of our website at www.middlesexwater.com under Presentations.